                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 4, 1997



                            OXFORD HEALTH PLANS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                       0-19442                 06-1118515
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


800 Connecticut Avenue, Norwalk, Connecticut                       06854
  (Address of principal executive offices)                       (Zip Code)


                                 (203) 852-1442
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

      On November 5, 1997, the Company received from the Office of the Attorney General of the State of New York a SUBPEONA DUCES TECUM requiring the production of various documents, records and materials "in regard to matters relating to the practices of [the Company] and others in offering, issuance, sale, promotion, negotiation, advertisement, distribution or purchase of securities in or from the State of New York." The Company intends to cooperate fully with the Attorney General's inquiry.

     The Company's Press Releases dated November 4, 1997 and November 5, 1997 are attached as Exhibits hereto and incorporated herein by reference.


ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits

            99(a) Press Release dated November 4, 1997
            99(b) Press Release dated November 5, 1997


                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  OXFORD HEALTH PLANS, INC.


Date: November 6, 1997                            By:  /s/ BRENDAN R. SHANAHAN
                                                     ---------------------------
                                                           Brendan R. Shanahan
                                                           Vice President and
                                                               Controller

                   OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES
                                  EXHIBIT INDEX

Exhibit                                                             Page
Number            Description of Document                         Number
------            -----------------------                         ------

 99(a)      Press Release dated November 4, 1997                     4
 99(b)      Press Release dated November 5, 1997                     8